UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MALVERN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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January 2, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Malvern Bancorp, Inc. The meeting will be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania, on Tuesday, February 10, 2015 at 10:00 a.m., Eastern Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Malvern Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Anthony C. Weagley

President and Chief Executive Officer

TABLE OF CONTENTS

MALVERN BANCORP, INC.

42 East Lancaster Avenue

Paoli, Pennsylvania 19301

(610) 644-9400

Notice of Annual Meeting of Shareholders

TIME	10:00 a.m., Eastern Time, Tuesday, February 10, 2015
PLACE	Sheraton Great Valley Hotel 707 East Lancaster Avenue Frazer, Pennsylvania
ITEMS OF BUSINESS

(1)  To elect four directors for a three-year term expiring in 2018, or until their successors are elected and qualified;

(2)  To adopt a non-binding resolution to approve the compensation of our named executive officers;

(3)  To approve the Malvern Bancorp 2014 Long-Term Incentive Compensation Plan;

(4)  To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015; and

(5)  To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Malvern Bancorp common stock of record at the close of business on December 17, 2014 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2014 Annual Report is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Important notice regarding the availability of proxy materials for the 2015 annual meeting of shareholders: This Proxy Statement for the 2015 Annual Meeting of Shareholders and our 2014 Annual Report to Shareholders are available at: http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS Joseph D. Gangemi Corporate Secretary

Paoli, Pennsylvania

January 2, 2015

PROXY STATEMENT

OF

MALVERN BANCORP, INC.

_____________________

About the Annual Meeting of Shareholders

This proxy statement is furnished to holders of common stock of Malvern Bancorp, Inc. (the “Company”), the holding company of Malvern Federal Savings Bank (the “Bank”). Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Tuesday, February 10, 2015 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 2, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 10, 2015. This proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2014 as well as driving directions to the annual meeting are available at http://www.proxyvote.com and on our website at www.malvernfederal.com under the “Investor Relations” tab.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, consisting of the election of directors, a non-binding resolution to approve the compensation of our named executive officers, approval of our 2014 Long-Term Incentive Compensation Plan and the ratification of our independent registered public accounting firm.

Who is entitled to vote?

Only Malvern Bancorp shareholders of record as of the close of business on the record date for the meeting, December 17, 2014, are entitled to vote at the meeting. On the record date, we had 6,558,473 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors, the non-binding proposal on compensation or the 2014 Long-Term Incentive Compensation Plan unless you provide your broker with instructions on how to vote. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors, the non-binding proposal to approve the compensation of our named executive officers and the proposal to approve our 2014 Long-Term Incentive Compensation Plan are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Mr. Joseph D. Gangemi, Malvern Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.
•	Second, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.
•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

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What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the non-binding resolution to approve the compensation of our named executive officers, FOR approval of the Malvern Bancorp 2014 Long-Term Incentive Compensation Plan and FOR the ratification of the appointment of BDO USA, LLP for fiscal 2015.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The nominees for director receiving the most “for” votes in each class, up to the number of directors to be elected in such class, will be elected directors. The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of BDO USA, LLP for fiscal 2015, to approve the 2014 Long-Term Incentive Compensation Plan and to approve non-binding resolution approving the compensation of our named executive officers. Under the Pennsylvania Business Corporation Law, abstentions and broker “non-votes” are not counted as votes cast.

Information with Respect to Nominees for Director, Continuing Directors and Executive Officers

Election of Directors (Proposal One)

Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. Generally, one class shall be elected annually. At this meeting, you will be asked to elect four directors for a three-year term expiring in 2018 and until their successors are elected and qualified.

Our Board of Directors has recommended the election of Messrs. Palmer, Jr., Weagley and Yerkes, Jr. and Mrs. Woodman as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Hughes, Scartozzi, Steinmetz, Palmer, O’Grady, Packard, Willson and Yerkes and Ms. Woodman are independent directors, as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

John P. O’Grady initially was nominated for election as a director for a three year term pursuant to a Standstill Agreement, dated October 15, 2013, with Mr. Joseph Stilwell and certain affiliated funds (collectively, “The Stilwell Group”) and Mr. O’Grady. While the Standstill Agreement was terminated as of November 25, 2014, Mr. O’Grady continues to serve as a director of the Company and the Bank.

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The following tables present information concerning the nominees for director and our continuing directors. The indicated period of service as a director includes, with respect to periods prior to 2008, service as a director of the Bank. Ages are reflected as of September 30, 2014. With the exception of Robert C.F. Willson, all of our current directors also serve as directors of Malvern Federal Savings Bank. The OCC recently provided its non objection to Mr. Willson’s appointment to the Bank’s board of directors. Mr. Wilson will be appointed to the Bank’s Board of Director in January 2015.

Nominees for Director for Three-Year Terms Expiring in 2018

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Joseph E. Palmer, Jr.	74	Director. Co-owner and manager of Palmer Group Properties, a real estate investment and management company located in Paoli, Pennsylvania since 1994. Mr. Palmer’s extensive experience as an owner and operator of a real estate company in the Bank’s market area position him as well qualified to serve as a Director.	1986
Anthony C. Weagley	53	Chief Executive Officer and President of Malvern Bancorp, Inc. and Malvern Federal Savings Bank from September 23, 2014 to Present; President and Chief Executive Officer of Center Bancorp, Inc. and Union Center National Bank from 2007 to June 2014. Mr. Weagley is recognized as a leader in the financial services industry with over 35 years of industry experience. Also having previously served as President and CEO and Director of a $1.7 billion national bank makes him well qualified to serve as a Director.	2014
Therese Woodman	62	Director and, since October 2014, Vice-Chair of the Board. Township Manager of East Whiteland Township since February 2001. Ms. Woodman brings a wealth of experience to the Board with respect to local community matters, particularly in the areas of planning and development, which makes her well qualified to serve as a Director.	2009
John B. Yerkes, Jr.	76	Director and, until October 2014, Vice-Chairman of the Board. Principal and Chief Executive Officer of Yerkes Associates, Inc., consulting civil engineers, West Chester, Pennsylvania, since 1961. Mr. Yerkes’ background as a business owner and civil engineer position him as well qualified to serve as a Director.	1975

The Board of Directors recommends that you vote FOR the election of the nominees for director.

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Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2017

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
George E. Steinmetz	53	Director and, since October 2014, Chairman of the Board. Owner, Matthews Paoli Ford, an automobile dealership, Paoli, Pennsylvania since 2002. Mr. Steinmetz’s background as a small business owner in the Bank’s market area position him as well qualified to serve as a Director.	2007
Stephen P. Scartozzi	62	Director. President of The Hardware Center, Inc., Paoli, Pennsylvania since 2008. Mr. Scartozzi’s background as a small business owner in the Bank’s market area make him well qualified to serve as a Director.	2010
John P. O’Grady	47

Director. Mr. O’Grady has been the managing member and the portfolio manager and trader at Tucana Capital Management LLC since October 2007. Mr. O’Grady has also been the portfolio manager at both Renatus Investments and Renasco Investments since July 2011. Mr. O’Grady formed a real estate fund in 2009, which studied mispriced real estate assets listed for sale by banks. The fund also invested in small, mid-sized and large capitalization banks. Mr. O’Grady previously was employed in trading and investment banking in the global institutional fixed income market for 10 years with Merrill Lynch Peirce Fenner & Smith.

Mr. O’Grady’s experience in investment banking and real estate as well as his past experience in real estate funds, investments and trading make him well qualified to serve as a Director.

			2014
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Directors Whose Terms Expire in 2016

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Ralph K. Packard	69	Director. Mr. Packard is retired. He previously was employed in various positions by the Vanguard Group, Inc. from 1986 through 2008, retiring as Managing Director and Chief Financial Officer. Mr. Packard’s career experience in investment management and in corporate financial services and internal audit services make him well qualified to serve as a Director.	2014
F. Claire Hughes, Jr.	70	Director and, until October 2014, Chairman of the Board. Retired since January 2007. Previously Vice President, General Manager and Treasurer of Matthews Ford and President of Matthews Leasing Company, Paoli, Pennsylvania. Mr. Hughes’ business and financial experience as manager of a small business and president of a leasing company make him well qualified to serve as a director.	2001
Robert C.F. Willson	54	Director. Mr. Willson is an attorney and partner with the firm of Lentz, Cantor & Massey, Ltd., Malvern, Pennsylvania. Mr. Willson joined the Company’s Board of Directors in April 2014. Mr. Willson’s career as an attorney in our local market area makes him well-qualified to serve as a Director.	2014

Executive Officers who are Not Also Directors

Dennis Boyle, who is 62 years old, served as Senior Vice President and Chief Financial Officer of Malvern Bancorp and Senior Vice President, Treasurer and Chief Financial Officer of Malvern Federal Savings Bank. Mr. Boyle resigned as of January 1, 2015.

Director Nominations

Nominations for director of Malvern Bancorp are made by the full Board of Directors. The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

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The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2014, the Board of Directors of Malvern Bancorp met 24 times. No director of Malvern Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees. The Board of Directors of Malvern Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Hughes	*	**
O’Grady
Packard	*	*	*
Palmer	*
Scartozzi	*
Steinmetz	**	*
Willson
Woodman			**
Yerkes		*	*

___________________

*    Member

**  Chair

Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Steinmetz, Packard, Hughes, Scartozzi and Palmer. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K, and monitors Malvern Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of five directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Steinmetz meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met 4 times in fiscal 2014. The Audit Committee charter as presently in effect is available on the Company’s website, www.malvernfederal.com.

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Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the Annual Meeting. The Nominating and Corporate Governance Committee met two times in fiscal 2014. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

Compensation Committee. It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers. The Compensation Committee met one time in fiscal 2014. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

Board Leadership Structure and the Board’s Role in Risk Oversight

Anthony C. Weagley serves as our President and Chief Executive Officer and George Steinmetz serves as Chairman of the Board. The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of Malvern Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Steinmetz is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Malvern Bancorp encounters, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors receives reports on this topic from executive management, other officers of the Company and the Chairperson’s of the Audit and Compliance Committees.. The Chairman of the Board and independent directors work together to provide strong, independent oversight of Malvern Bancorp’s management and affairs though its committees and meetings of independent directors. The Company believes that its Board leadership structure supports this approach to risk management.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so. In 2014, all of our directors attended our annual meeting of shareholders except Mr. Palmer.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Malvern Bancorp. Fees are paid to directors by the Bank only. Our directors, except for our President and Chief Executive Officer and Chairman of the Board, currently receive a fee of $400 for attending regularly scheduled monthly Board meetings of the Bank for a maximum of $800 per month. Directors, with the exception our President and Chief Executive Officer, also receive fees for attending property/loan committee meetings and reviewing loans. The Bank’s Chairman of the Board currently receives an annual retainer of $60,000 and the Vice Chairman receives $30,000. The remaining directors, other than Mr. Anderson, receive annual retainers of $25,000.

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The table below summarizes the total compensation paid by Malvern Federal Savings Bank to our non-employee directors for the fiscal year ended September 30, 2014.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
F. Claire Hughes, Jr.	$60,020	$3,316	$63,336
John P. O’Grady	$20,025	—	$20,025
Ralph K. Packard	$21,225	—	$21,225
Joseph E. Palmer, Jr.	$33,480	$4,464	$37,944
Stephen P. Scartozzi	$33,900	—	$33,900
George E. Steinmetz	$36,453	—	$36,453
Robert C.F. Willson	$12,417--(2)	—	$12,417
Therese Woodman	$33,840	—	$33,840
John B. Yerkes, Jr.	$34,885	$5,131	$40,016
Kristin S. Camp (3)	$15,198	—	$15,198

___________________

(1)	Consists of accruals under the Directors’ Retirement Plan.
(2)	Mr. Willson currently serves as a director of the Company only.
(3)	Ms. Camp resigned from the boards of the Bank and Company effective February 6, 2014.

Malvern Federal Savings Bank has entered into Director Retirement Plan (“DRP”) Agreements with directors Hughes, Palmer and Yerkes. The DRP Agreements provide the subject directors with retirement benefits for a five-year period at normal retirement age, defined as 80 years. The normal annual retirement benefit amounts are $17,400, $15,500, and $14,300 in the case of Messrs. Hughes, Palmer and Yerkes, respectively. The DRP Agreements also provide for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank. The DRP Agreements provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. The DRP Agreements also include non-compete provisions.

Report of the Audit Committee

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and the independent registered public accounting firm the basis for the reports issued by Malvern Federal Saving Bank and Malvern Bancorp, Inc. pursuant to federal regulatory requirements, selecting the independent registered public accounting firm and overseeing the scope of their audit services. Assessing the adequacy of the internal controls and the resolution of any significant deficiencies or material control weaknesses, assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended September 30, 2014, the Audit Committee (a) reviewed and discussed the audited financial statements with our management, (b) discussed with BDO USA, LLP, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communications with Audit Committees), and (c) has received and reviewed

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the written disclosures and the letter from BDO USA, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) regarding BDO USA, LLP communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2014 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

George E. Steinmetz, Chairman
Ralph Packard
F. Claire Hughes, Jr.
Joseph E. Palmer, Jr.
Stephen P. Scartozzi

Management Compensation

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2014 and 2013 to the persons who served as our principal executive officer and the other two most highly compensated executive officers during fiscal 2014. Malvern Bancorp, the holding company of Malvern Federal Savings, has not paid separate cash compensation to our executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation(1)	Total
Anthony C. Weagley(2) Chief Executive Officer & President	2014	$ 6,923	—	—	$ 6,923
Ronald Anderson(3) President and Chief Executive Officer	2014 2013	$ 79,630 $201,000	— —	$13,310 $50,391	$ 92,940 $251,391
Dennis Boyle Senior Vice President and Chief Financial Officer	2014 2013	$181,825 $171,150	— —	$47,405 $49,109	$229,230 $220,259
Charles Neiner Chief Credit Officer	2014 2013	$106,868 $106,050	— —	$ 5,145 $ 5,084	$112,013 $111,134

___________________

(1)	Includes amounts accrued under the Supplemental Executive Retirement Agreements, life insurance premiums, employer matching contributions and supplemental contributions under the Bank’s 401(k) plan, amounts allocated pursuant to the Company’s employee stock ownership plan and, in the case of Mr. Anderson, an automobile allowance.
(2)	Mr. Weagley was appointed on September 23, 2014. Amounts shown reflect compensation earned by Mr. Weagley from September 23 through September 30, 2014. Mr. Weagley’s current base salary is $300,000.
(3)	Mr. Anderson resigned as of January 15, 2014. Amounts in fiscal 2014 for Mr. Anderson reflect amounts earned through his date of resignation.

Malvern Bancorp has not implemented any equity awards or stock option plans to date. Malvern Bancorp does not maintain any non-equity incentive plans.

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Supplemental Executive Retirement Agreements

In September and October 2004, Malvern Federal Savings Bank entered into Supplemental Executive Retirement Agreements (“SERPs”) with Messrs. Boyle, Anderson and certain other officers. Under the terms of the SERPs, the officer will be entitled to an annual retirement benefit payable over 15 years. In December 2014, the remaining SERPs were amended to freeze the benefits payable under the SERPs to the amounts accrued as of September 30, 2014. The amendments to the SERPs will reduce future compensation expense related to the SERPs. As amended, Mr. Boyle’s SERP will provide him with an annual retirement benefit of $24,579.47.

Employees’ Savings & Profit Sharing Plan

Malvern Federal Savings Bank maintains an Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), for its employees including executive officers. Eligible employees may defer up to 6% of their salaries, with a matching contribution made by the Bank up to a specified limit determined annually by the Board of Directors. The Bank also may make additional discretionary contributions. We made 401(k) Plan matching contributions of $118,000 and $110,000, respectively, in fiscal 2014 and 2013.

Employee Stock Ownership Plan

In 2008, the Company established an employee stock ownership plan (the “ESOP”) for all eligible employees. As part of the Bank’s mutual holding company reorganization, the ESOP purchased 241,178 shares of common stock of Malvern Federal Bancorp utilizing a $2.6 million loan from the Company. The loan to the ESOP is being repaid over its term of 18 years and shares are released for allocation to employees’ accounts as debt service payments are made. Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement. Benefits are payable upon retirement or separation from service. The current ESOP trustee is Pentegra.

Endorsement Split Dollar Insurance Agreements

Malvern Federal Savings Bank has purchased insurance policies on the lives of its executive officers, and has entered into Split Dollar Insurance Agreements with each of those officers. The policies are owned by Malvern Federal Savings Bank which pays each premium due on the policies. Under the agreements with the named executive officers, upon an officer’s death while he/she remains employed by Malvern Federal Savings Bank the executive’s beneficiary shall receive proceeds in the amount of four times the executive’s base salary at the time of death. Malvern Federal Savings Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Malvern Federal Savings Bank in full for its life insurance investment.

The Split Dollar Insurance Agreements may be terminated at any time by Malvern Federal Savings Bank or the officer, by written notice to the other. The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Malvern Federal Savings Bank, cessation of Malvern Federal Savings Bank’s business or upon bankruptcy, receivership or dissolution or by Malvern Federal Savings Bank upon the officer’s termination of service to Malvern Federal Savings Bank. Upon termination, the officer forfeits any right in the death benefit and Malvern Federal Savings Bank may retain or terminate the insurance policy in its sole discretion.

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Related Party Transactions

Loans and Extensions of Credit. Malvern Federal Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons except Malvern Federal Savings Bank waives the origination fees on real estate loans made to all employees. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features to Malvern Federal Savings Bank.

The table below lists the only outstanding loan made by Malvern Federal Savings Bank to a related person, where the amount involved exceeds $120,000 and the loan origination fee was waived. The loan is to a Director secured by real estate where, consistent with our policy, the typical 3.0% loan origination fee was waived.

Name	Year ended September 30,	Largest Principal Amount Outstanding during Year	Amount Outstanding at Year-End	Amounts Paid During Year		Interest Rate
				Principal	Interest
John B. Yerkes, Jr	2014	$163,814	$158,001	$7,526	$5,667	3.50%

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

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Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following table sets forth as of December 17, 2014, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Bancorp, (iii) certain executive officers of Malvern Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 17, 2014 (1)		Percent of Common Stock
PL Capital, LLC 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	617,310	(2)	9.4%

Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	645,524	(3)	9.8

Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, New York 10022	640,675	(4)	9.8

Directors and Nominees:
F. Claire Hughes, Jr.	5,374		*
John P. O’Grady	0		—
Ralph K. Packard	4,250		—
Joseph E. Palmer, Jr.	4,799		*
Stephen P. Scartozzi	3,853	(5)	*
George E. Steinmetz	12,848	(6)	*
Anthony C. Weagley	16,900		*
Robert C.F. Willson	0
Therese Woodman	4,895		*
John B. Yerkes, Jr.	5,374		*
Other Named Executive Officers:
Dennis Boyle	22,103	(7)	*
Charles H. Neiner	4,658	(8)	*
All Directors, Director Nominees and Executive Officers as a Group (12 persons)	83,054	(9)	0.013%

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*	Represents less than 1% of our outstanding common stock.
(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

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___________________

(Footnotes continued from prior page)

(2)	According to filings under the Exchange Act by PL Capital, LLC (“PL Capital”) and the following persons and entities (collectively, the “PL Capital Group”) which share beneficial ownership of certain of the shares: Financial Edge Fund, L.P. (“Financial Edge Fund”); Financial Edge-Strategic Fund, L.P. (“Financial Edge Strategic”); PL Capital/Focused Fund, L.P. (“Focused. Fund”); PL Capital, general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, L.P. (“Goodbody/PL LP”); Goodbody/PL Capital, LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer and Richard J. Lashley, as managing members of PL Capital, PL Capital Advisors and Goodbody/PL LLC; and Richard J. Lashley, individually.
(3)	According to filings under the Exchange Act by Joseph Stilwell and certain affiliated entities and John Stilwell. Joseph Stilwell beneficially owns 645,524 shares of Malvern Bancorp common stock, including shares which Joseph Stilwell has shared voting and dispositive over and which are held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., and Stilwell Value LLC, in Joseph Stilwell’s capacities as the general partner of Stilwell Partners and the managing member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI and Stilwell Associates, and of Stillwell Management, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Associates.
(4)	According to filings under the Exchange Act by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”) with respect to 640,675 shares beneficially owned by certain partnerships, (ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to shares beneficially owned by such partnerships, of which Holdings is the general partner, and (iii) Terry Maltese, managing member of SOAM, with respect to shares beneficially owned by SOAM and Holdings. In his capacity as president and managing member of Holdings and SOAM, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by SOAM and Holdings. SOAM owned directly no shares but may be deemed to beneficially own an aggregate of 640,675 shares by reason of its position as investment advisor.
(5)	Includes 1,743 shares held jointly by Mr. Scartozzi and his spouse.
(6)	Includes 100 shares held by Mr. Steinmetz as custodian for his children.
(7)	Includes 18,435 shares held in the 401(k) Plan, 268 shares held by Mr. Boyle’s children and 3,400 shares allocated to Mr. Boyle’s account in the ESOP.
(8)	Includes 2,689 shares held in the 401(k) Plan, 161 shares held by Mr. Neiner’s child and 1,801 shares allocated to Mr. Neiner’s account in the ESOP.
(9)	Includes an aggregate 5,201 shares allocated to the ESOP accounts and an aggregate 21,124 shares allocated to the 401(k) Plan accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

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Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2014, other than the initial filing on Form 3 for Mr. Robert C.F. Willson (which was filed late), our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Proposal to Adopt a Non-Binding Resolution to Approve the Compensation of our Named Executive Officers (Proposal Two)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement. The Company’s Board of Directors previously determined to submit the non-binding resolution on compensation of our named executive officers to our shareholders on an annual basis.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Weagley, Boyle and Neiner. Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Malvern Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

Approval of the Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan (Proposal Three)

Our board of directors has adopted, subject to shareholder approval at the Annual Meeting, the Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan (the “2014 Plan”). The 2014 Plan will become effective as of the date it is approved by the shareholders.

To date, we have not implemented any stock option, restricted stock or other equity based incentive plans, and we had no outstanding equity awards at any time during the fiscal year ended September 30, 2014 or as of the date hereof. The 2014 Plan will be the Company’s first equity based incentive compensation plan.

A summary of the 2014 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2014 Plan, which is attached to this proxy statement as Appendix A.

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Summary of the 2014 Plan

Purpose. The primary purpose of the 2014 Plan is to promote our success by linking the personal interests of our employees, officers and directors to those of our shareholders, and by providing participants with an incentive for outstanding performance. The 2014 Plan is designed to provide flexibility to the Company in its ability to attract, motivate and retain the services of highly qualified employees, officers and directors.

Administration. The 2014 Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2014 Plan; and make all other decisions and determinations that may be required under the 2014 Plan.

Eligibility. The 2014 Plan permits the grant of incentive awards to employees, officers or directors of the Company and its affiliates as selected by the Committee.  As of December 18, 2014, the number of eligible participants was approximately 89. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.

Permissible Awards. The 2014 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”);
•	stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the grant price;
•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;
•	restricted stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria;
•	performance awards, which are payable in cash or stock or a combination of cash and stock (as determined by the Committee) upon the attainment of specified performance goals;
•	dividend or dividend equivalent rights, which entitle the participant to payments in cash, stock or a combination of cash and stock equal to any dividends paid on the shares of stock underlying an award;
•	other stock-based awards at the discretion of the Committee, including unrestricted stock awards; and
•	cash-based awards, including performance-based awards and bonus or other incentive based cash awards.

Shares Available for Awards. Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 400,000 shares. In addition, awards other than stock appreciation rights and stock options may not exceed 300,000 shares, or 75% of the total number of shares issuable under the 2014 Plan. If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject

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to the award will again be available for future awards under the 2014 Plan. In addition, shares withheld from an award or delivered by a participant to satisfy minimum tax withholding requirements or to pay the exercise price of a stock option or stock appreciation right or the settlement in cash in lieu of stock or settlement in a manner such that some or all of the shares covered by an award are not issued to a participant, will remain available for future awards under the 2014 Plan.

Limitations on Individual Awards. The maximum number of shares of common stock subject to stock-based awards that may be granted under the 2014 Plan in any calendar year to any one person is 25,000 shares.

The aggregate dollar value of any performance units or performance shares that may be granted to any one participant during any one calendar year under the 2014 Plan is $100,000.

Performance Goals. All options and stock appreciation rights granted under the 2014 Plan will be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2014 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria:

•	total shareholder return;
•	earnings per share;
•	net income;
•	expenses;
•	market share;
•	customer satisfaction measures;
•	customer profitability measures;
•	charge-offs;
•	loan loss reserves;
•	non-performing assets;
•	return on assets;
•	return on equity;
•	return on tangible equity;
•	one or more operating ratios;
•	assets;
•	deposits;
•	loans;
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•	asset quality levels;
•	interest-sensitivity gap levels;
•	fair market value of the Company’s common stock;
•	value of assets;
•	investment return;
•	regulatory compliance;
•	satisfactory internal or external audits;
•	achievement of balance sheet objectives;
•	achievement of income statement objectives; or
•	achievement of mergers, acquisitions or similar business combinations.

Performance goals with respect to the foregoing criteria may be specified in absolute terms or measured relative to the performance of other companies comparably or similarly situated or other external or internal measures. If performance goals are established by the Committee, such performance goals must be achieved or satisfied during the applicable restricted period or performance period as a condition for a participant to receive shares of stock, restricted stock units or cash with respect to an award under the 2014 Plan.

The Committee must establish such goals not later than 90 days after the beginning of the period for which such performance goal relates (or if such period is for less than one year, not later than the date on which 25% of such period has elapsed). Performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, stock offerings, stock repurchases and loan loss provisions. Performance criteria may be particular to a business or operating segment or line of business and may, but need not be, based upon a change or an increase or positive result. It is intended that, if utilized, performance goals will conform to the standards and provisions of Section 162(m) of the Code and regulations thereunder in order to exempt compensation from the $1.0 million deduction limit under such section of the Code.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Participant’s Termination of Service. Unless otherwise provided in an award agreement, if a participant’s service terminates by reason of death, disability or retirement:

•	all of such participant’s outstanding options and stock appreciation rights will become fully vested and remain exercisable for a period of three years or until the earlier expiration of the original term of the option or stock appreciation right;
•	any unvested shares of restricted stock or restricted stock units will become fully vested and earned and will be distributed; and
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•	each performance unit or performance share will be deemed earned on a pro-rated basis and a pro-rated payment, as adjusted for the achievement of performance goals, will be made following the end of the performance period.

However, no options or stock appreciation rights shall become vested and exercisable, no shares of restricted stock or restricted stock units will be deemed earned and no performance shares or performance units will be deemed earned as a result of a participant’s termination of employment or service as a director (except due to the participant’s death or disability) at a time when the Company is subject to restrictions on its ability to make certain “golden parachute” payments, as defined under federal banking laws.

Treatment of Awards upon a Change in Control. Unless otherwise provided in an award agreement or any special plan document governing an award, upon the occurrence of a change in control of the Company (as defined in the 2014 Plan):

•	all outstanding options, stock appreciation rights, restricted stock, restricted stock units and other stock based awards will become fully vested and exercisable; and
•	all performance-based awards, including performance units and performance shares, will be immediately paid out based on the higher of (i) the attainment of performance goals during the performance period in progress as of the change in control date and (ii) 100% of the value on the date of grant of the performance units or performance shares.

However, no awards shall vest and no performance-based awards shall be paid out in the event that the change in control of the Company occurs when it is subject to restrictions on its ability to make certain “golden parachute” payments, as defined under federal banking laws.

Adjustments. If we are involved in a corporate transaction between us and our shareholders that causes the value of a share of our common stock to change, such as a stock dividend, stock split, spin-off or dividend or if we are involved in a merger, reorganization or other corporate transaction that affects our common stock, then, the share authorization and annual grant limits under the 2014 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2014 Plan and outstanding awards as it deems necessary to preserve the benefits or potential benefits of the awards.  In the event of a stock split, a declaration of a dividend payable in shares of common stock, or a combination or consolidation of our common stock into a lesser number of shares, the share authorization and annual grant limits under the 2014 Plan will automatically be adjusted proportionately, and the shares then subject to each award and any applicable per share exercise price will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. Notwithstanding the foregoing, the 2014 Plan provides that in the event of a change in control, the terms of stock options and stock appreciation rights which remain outstanding and unexercised upon consummation of the change in control shall be governed by the provisions governing such awards in any definitive agreement entered into by us in connection with such change in control.

Termination and Amendment. Our Board of Directors may, at any time and from time to time, terminate or amend the 2014 Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2014 Plan may materially adversely alter or impair any outstanding award without the consent of the participant affected thereby.

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The Committee may amend or modify outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the aggregate exercise price of an outstanding option or stock appreciation right may not be reduced, directly or indirectly, and the original term of an option or stock appreciation right may not be extended.

Prohibition on Repricing.  Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of our shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of our shareholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2014 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the amount realized upon sale or disposition of the option shares and the exercise price will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount; provided, however, that if the amount realized in the disqualifying disposition is less than the fair market value of the option shares at the time of exercise, then the optionee will recognize taxable income in an amount equal to the excess (if any) of the amount realized in the disqualifying disposition over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. If the amount realized in the disqualifying disposition exceeds the fair market value of the option shares at the time of exercise, then the optionee will recognize short-term or long-term capital gain equal to such excess, depending on how long the shares were held. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2014 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and we will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code

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Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or cash as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive cash or stock in settlement of a performance award, the cash amount or the fair market value of the stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 162(m). Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the three other most highly compensated executive officers (“covered executive”). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for performance-based compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The 2014 Plan has been designed to meet the requirements of Code Section 162(m) and, as a result, the Company believes that compensation attributable to performance share awards granted under the 2014 Plan in accordance with the foregoing requirements will be fully deductible under Code Section 162(m). If the non-excluded compensation of a covered executive exceeds $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by the Committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Code Section 162(m) is remote at this time.

Code Section 409A. The 2014 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2014 Plan and do not have a deferral feature, are generally exempt from the application of Code Section 409A. Stock units, other stock-based awards and cash-based awards generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards will be specially designed or may be amended, or the 2014 Plan may be amended, to meet the requirements of Section 409A in order to

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avoid early taxation and penalties. The 2014 Plan permits participants to defer the receipt of payment of cash or delivery of shares of our common stock that would otherwise be due pursuant to an award in accordance with the terms of any applicable deferral plan that may be established by us, provided that no deferral elections may be made with respect to options, stock appreciation rights or restricted stock awards.

Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2014 Plan.

The above description of tax consequences under federal income tax law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Benefits to Named Executive Officers and Others

As of the date hereof, no awards have been granted under the 2014 Plan. Awards will be made at the discretion of the Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2014 Plan in the future.

The Board of Directors unanimously recommends that you vote FOR the approval of the 2014 Long-Term Incentive Plan.

Ratification of the Appointment of our Independent Registered Public Accounting Firm (Proposal Four)

The Audit Committee of the Board of Directors of Malvern Bancorp has appointed BDO USA, LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2015, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by BDO USA, LLP that neither that firm nor any of its associates has any relationship with Malvern Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. BDO USA, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Change in Auditors

The Company’s financial statements for the fiscal years ended September 30, 2012 and 2011 were audited by ParenteBeard LLC. In July 2013, the Company dismissed ParenteBeard LLC and engaged BDO USA, LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2013. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors. In connection with their audit for the years ended September 30, 2012 and 2011 and during the subsequent interim period until the engagement of BDO USA, LLP, there were no disagreements with ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. The report on the financial statements for fiscal 2012 and 2011 of ParenteBeard LLC did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting

22

principles. During fiscal 2012 and 2011, BDO USA, LLP, did not advise, and has not indicated to the Company that it had reason to advise, the Company of any “reportable event,” as defined in Item 304(a) of Regulation S-K of the Exchange Act. During fiscal 2012 and 2011, the Company had not consulted BDO USA, LLP, regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any other matters of a “reportable event.”

Audit Fees

The following table sets forth the aggregate fees paid by us to BDO USA, LLP, and ParenteBeard LLC for professional services rendered by them in connection with the audit of Malvern Bancorp’s consolidated financial statements for fiscal 2014 and 2013, respectively as well as the fees paid by us to BDO USA, LLP and ParenteBeard LLC for audit-related services, tax services and all other services rendered by BDO USA, LLP and ParenteBeard LLC to us during fiscal 2014 and 2013.

	Year Ended September 30,
	2014	2013
Audit fees (1)	$149,858	$160,899
Audit-related fees	—	—
Tax fees	28,968	33,375
All other fees	—	11,170
Total	$178,826	$205,444

___________________

(1)	Audit fees consist of fees incurred in connection with the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015.

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Shareholder Proposals, Nominations and Communications with the Board Of Directors

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Bancorp relating to the next annual meeting of shareholders of Malvern Bancorp, which is anticipated to be held in February 2016, must be made in writing and filed with the Corporate Secretary, Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than September 4, 2015. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Malvern Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Malvern Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by September 4, 2015. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2016, this notice must be received by September 4, 2015. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Malvern Bancorp’s Bylaws.

Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Bancorp, Inc., c/o Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301. Mr. Gangemi will forward such communications to the director or directors to whom they are addressed.

Annual Reports

A copy of Malvern Bancorp’s Annual Report on Form 10-K for the year ended September 30, 2014 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.

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OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Malvern Bancorp. Malvern Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Malvern Bancorp may solicit proxies personally or by telephone without additional compensation.

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APPENDIX A

MALVERN BANCORP, INC.

2014 LONG-TERM INCENTIVE COMPENSATION PLAN

(As adopted by the Board of Directors)

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1

Establishment of the Plan. On December 18, 2014, the Board of Directors of Malvern Bancorp, Inc. (the “Company”) adopted this incentive plan known as the “Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan” (the “Plan”) which permits the grant of long-term incentive and other stock and cash awards.

1.2

Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and Malvern Federal Savings Bank (the “Bank”) by providing incentives to Officers, Employees and Directors of the Company and the Bank that will link their personal interests to the financial success of the Company and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and Bank in its ability to attract, motivate and retain the services of Officers, Employees and Directors upon whose judgment, interest, and special effort the successful conduct of business operations is largely dependent.

1.3

Duration of the Plan. The Plan shall be effective as of December 18, 2014 (the “Effective Date”) and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Awards granted under the Plan shall have been paid or otherwise disposed of in accordance with the provisions of the Plan. In no event may an Award be granted under the Plan on or after December 18, 2024 (date which is ten years after plan adoption).

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

2.1

Definitions. Whenever used in the Plan, the following capitalized terms shall have the meanings set forth in this Section 2.1:

(a)

“Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Company or a Subsidiary or any successors thereto.

(b)

“Award” means and includes, without limitation, Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Dividend or Dividend Equivalent Rights, Stock Awards, Cash Awards or Other Incentive Awards, whether granted on a stand-alone, combination or tandem basis, as described in or granted under the Plan.

(c)

“Award Agreement” means the agreement or other writing that sets forth the terms and conditions of an Award, including any amendment or modification of an Award Agreement.

(d)

“Bank” means Malvern Federal Savings Bank.

(e)

“Board” or “Board of Directors” means the Board of Directors of the Company.

(f)

“Cash Award” has the meaning specified in Section 10.1(c).

(g)

“Cause” means the occurrence of either of the following, the result of which is the termination of a Participant’s employment or service as a Director:

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(i)

A Participant’s conviction of, or plea of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or

(ii)

The willful failure by a Participant to substantially perform his or her duties to the Company or Bank, other than a failure resulting from the Participant’s incapacity as a result of Disability, which willful failure results in demonstrable material injury and damage to the Company or Bank.

Notwithstanding the foregoing, a Participant’s employment or service as a Director shall not be deemed to have been terminated for Cause if such termination took place as a result of:

(x)

Questionable judgment on the part of the Participant;

(y)

Any act or omission believed by the Participant in good faith to have been in or not opposed to the best interests of the Company or Bank; or

(z)

Any act or omission in respect of which a determination could properly be made that the Participant met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the Bylaws of the Company or Bank or the laws of the Commonwealth of Pennsylvania, or the directors’ and officers’ liability insurance of the Company or Bank, in each case as in effect at the time of such act or omission.

(h)

“Change in Control” means and shall be deemed to have occurred if:

(i)

there shall be consummated (1) any consolidation, merger, share exchange, or similar transaction relating to the Company, in which the Company is not the continuing or surviving entity or pursuant to which shares of the Company’s capital stock are converted into cash, securities of another entity and/or other property, other than a transaction in which the holders of the Company’s voting stock immediately before such transaction shall, upon consummation of such transaction, own at least fifty percent (50%) of the voting power of the surviving entity, or (2) any sale of all or substantially all of the assets of the Company, other than a transfer of assets to a related person which is not treated as a change in control event under §1.409A-3(i)(5)(vii)(B) of U.S. Treasury Regulations; or

(ii)

any person (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall after the Effective Date become the beneficial owner (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty-one percent (51%) or more of the voting power of then all outstanding securities of the Company entitled to vote generally in the election of directors of the Company (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however that the acquisition by any person or group of persons acquiring beneficial ownership of such level of voting power in connection with a recapitalization transaction or the purchase of newly issued securities directly from the Company, approved by the Company Board in office as of the date of this Plan (the “Incumbent Board”), shall not be considered a Change in Control, and provided further that any person who becomes a member of the Company Board and whose nomination, election or appointment as a director was approved by at least a majority of the directors comprising the Incumbent Board, or by a nominating committee of the Company Board, the membership of which

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was approved by at least a majority of the directors comprising the Incumbent Board, shall be considered as a member of the Incumbent Board; or

(iii)

where over a twelve month period, a majority of the members of the Board of Directors of the Company (the “Board”) are replaced by directors whose appointment or election was not endorsed by a majority of the members of the Board in office prior to such appointment or election.

(iv)

Notwithstanding the foregoing, if the event purportedly constituting a Change in Control under (i), (ii) or (iii) does not also constitute a “change in ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code and the regulations and administrative guidance promulgated thereunder (“Section 409A”), then such event shall not constitute a “Change in Control” hereunder. Additionally, no event shall constitute a “Change in Control” under (i), (ii) or (iii) to the extent that the acquisition of beneficial ownership of voting securities of the Company by the person or group results from an acquisition directly from the Company (or from an underwriter with which the Company has entered into an agreement for a firm commitment underwriting of the Company’s securities) in a capital raising transaction.

(i)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)

“Committee” means the Compensation Committee of the Board of Directors (or any successor committee designated by the Board of Directors to administer the Plan), comprised solely of persons who are “Non-Employee Directors” of the Company who satisfy the definition of” outside director” under Section 162(m) of the Code.

(k)

“Company” means Malvern Bancorp, Inc.

(l)

“Covered Employee” means any Participant who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which an Award becomes taxable to such Participant.

(m)

“Director” means a director of the Company, the Bank or any other Subsidiary, including Non-Employee Directors.

(n)

“Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor section).

(o)

“Dividend” or “Dividend Equivalent Right” has the meaning specified in Section 10.1(a).

(p)

“Effective Date” means October 1, 2014 if the Plan is approved by the Company’s shareholders at a meeting of shareholders within 12 months of such date.

(q)

“Employee” means an employee of the Company, the Bank or any other Subsidiary, including an employee who is an officer or a Director of the Company or Bank.

(r)

“Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on such interdealer quotation system or it is determined that the fair market value is not properly reflected

A-3

by such quotations, Fair Market Value shall be based upon a reasonable valuation method that complies with Code Section 409A.

(s)

“Incentive Stock Option” or “ISO” means an option to purchase shares of Stock, granted under Article 6, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code (or any successor section).

(t)

“Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Company or any Subsidiary or any successor thereto, including an Advisory Director of the Board of the Company and/or any Subsidiary or a former officer or employee of the Company and/or any Subsidiary, serving as a Director or Advisory Director who is not at the time an officer or employee of the Company or any Subsidiary.

(u)

“Nonqualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 6, which is not intended to be an Incentive Stock Option.

(v)

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w)

“Other Incentive Award” has the meaning specified in Section 10.1.

(x)

“Participant” means an Employee or a Director who has been granted an Award under the Plan.

(y)

“Performance Goal” has the meaning specified in Section 9.8.

(z)

“Performance Period” means a period of time, not less than one year, determined in advance by the Committee in which performance will be measured against Performance Goals. Performance Periods may vary or overlap in duration.

(aa)

“Performance Share” means an Award representing the right to receive a payment equal to the value of a performance share, granted to a Participant pursuant to Article 9.

(bb)

“Performance Unit” means an Award representing the right to receive a payment based on the value of a performance unit, granted to a Participant pursuant to Article 9.

(cc)

“Plan” means this Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan, as it may from time to time be amended.

(dd)

“Previously-Acquired Shares” means shares of Stock acquired by the Participant or any beneficiary of a Participant, which shares have been held for a period of not less than six months or such longer or shorter period as the Committee may require or permit.

(ee)

“Restricted Period” means a period of time during which the transfer of shares of Restricted Stock or receipt of shares attributable to a Restricted Stock Unit is restricted, during which period the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8.

(ff)

“Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article 8.

(gg)

“Restricted Stock Unit” means an award representing a right to receive a payment equal to the value of a Share, granted to a Participant pursuant to Article 8.

(hh)

“Retirement” means, except to the extent otherwise provided by the Committee in an Award Agreement or any amendment or modification of an Award Agreement:

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(i)

In the case of an Employee, termination of employment for any reason (other than by the Company or Bank for Cause) on or after attaining age 65 and having been employed by the Company or Bank for ten or more years or otherwise in accordance with the Company or Bank’s guidelines for early termination of employment as established by the Board from time to time; and

(ii)

In the case of a Director, termination of service as a Director; provided, however, that if a Director resigns prior to reaching the age for mandatory retirement under the Bylaws of the Company or Bank, if a mandatory retirement age is then set forth in the Company or Bank’s Bylaws, such resignation shall not constitute “Retirement”.

(ii)

“Stock” means the Company’s common stock, with a par value in the amount of $ 0.01 per share.

(jj)

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Article 7.

(kk)

“Stock Award” has the meaning specified in Section 10.1(b).

(ll)

“Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

2.2

Gender and Number. Except where otherwise indicated by the context, any masculine term used shall also include the feminine, the plural shall include the singular, and vice versa.

2.3

Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

3. 1

Authority of the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have all powers vested in it by the terms of the Plan, such powers to include the authority to:

(a)

Select the persons to be granted Awards under the Plan;

(b)

Determine the terms, conditions, type and amount of Awards to be made to each person selected;

(c)

Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made;

(d)

Establish objectives and conditions for earning Awards;

(e)

Determine the terms of each Award Agreement and any amendment or modification of any Award Agreement (which shall not be inconsistent with the Plan);

(f)

Determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of a Performance Period;

(g)

Determine if and when an Award may be deferred;

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(h)

Determine whether the amount or payment of an Award should be reduced or eliminated; and

(i)

Determine the guidelines and/or procedures for the payment or exercise of Awards.

Notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.2 or Section 9.4) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons with respect to such Awards.

3.2

Decisions Binding. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or establish such rules, regulation agreements guidelines, procedures and instruments, which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.3

Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Article 3; provided however, that the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan except as set forth in this Section 3.3. The Committee may delegate to the Bank’s Chief Executive Officer or to other officers of the Company or Bank its authority under this Article 3, provided that such delegation shall not extend to the grant of Awards or the exercise of discretion with respect to Awards to Employees who, at the time of such action, are Covered Employees. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may be established by the Committee from time to time.

3.4

Procedures of the Committee. Except as may otherwise be provided in the charter or similar governing document applicable to the Committee:

(a)

All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present;

(b)

A majority of the entire Committee shall constitute a quorum for the transaction of business; and

(c)

Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee.

3.5

Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and, if required, by the Participant, and shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases.

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ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1

Number of Shares.

(a)

Subject to adjustment as provided in Section 4.2, the total number of shares of Stock subject to Awards under the Plan shall be 400,000 shares. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)

To the extent that shares of Stock subject to an outstanding Award are not issued by reason of:

(i)

The forfeiture, termination, surrender, cancellation or expiration while unexercised of such award;

(ii)

The tendering (by either actual delivery or by attestation if permitted by the Committee) or withholding of shares of Stock to pay all or a portion of the purchase price or to satisfy all or a portion of the tax withholding obligations relating to an Award;

(iii)

The settlement in cash in lieu of Stock or settlement in a manner such that some or all of the shares of Stock covered by the Award are not issued to a Participant; or

(iv)

An exchange for a grant under the Plan that does not involve Stock;

then such shares of Stock shall immediately again be available for Awards under the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum, as it may deem appropriate.

(c)

Subject to adjustment as provided in Section 4.2, the following limitations shall apply to Awards under the Plan:

(i)

All shares of Stock that may be issued under the Plan may be issued pursuant to SARS or Options, and all Options may be ISOs.

(ii)

With respect to Awards other than SARs and Options, not more than 75% of the total number of shares of Stock that may be issued under the Plan may be issued pursuant to such other Awards.

(iii)

The maximum number of shares of Stock that may be covered by Awards granted under the Plan to any single Participant shall be 25,000 shares during any one calendar year. For purposes of applying the limitations set forth in this subparagraph (iii), if an Award, including without limitation Options SARs Restricted Stock, Restricted Stock Units and Performance Shares is denominated in shares of Stock or the amount of the payment to be made thereunder shall be determined by reference to the value of shares of Stock, then such Award shall be counted in the year the Award is granted as covering the number of shares set forth in the Award. If an Award is granted in tandem with a SAR so that the exercise of the Award right or SAR with respect to a share of Stock cancels the tandem SAR or Award right respectively, with respect to such share, the tandem Award right and SAR with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this subparagraph (iii).

4.2

Adjustments in Authorized Shares. If any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split- up, share combination, or other change in the corporate structure of the Company affecting the Stock shall occur, such adjustment shall be made in the number of shares of Stock set forth in Section 4.1(a), in the number of shares of Stock set forth in Section 4.1(c)(iii),

A-7

and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights, and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a modification within the meaning of Section 424(h)(3) or Section 409A of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1

Eligibility. Persons eligible to participate in the Plan include all Employees and Directors as selected and approved by the Committee in its sole discretion.

5.2

Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Employees and Directors to whom Awards shall be granted and determine the nature and amount of each Award.

ARTICLE 6. OPTIONS

6.1

Grant of Options. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Options to such Employees and/or Directors in such amounts and on such terms and conditions as it shall determine. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, without limitation, ISOs and NQSOs. Only Employees may receive an Award of ISOs.

6.2

Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock covered by the Option, the vesting schedule by which the Option becomes exercisable, and such other provisions as the Committee shall determine. Unless the Award Agreement shall specify that the Option is intended to be an Incentive Stock Option, the Option shall be a Nonqualified Stock Option.

6.3

Option Price. The exercise price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of Fair Market Value on the date the Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an Option is granted, the Committee shall have no authority to reduce the Option exercise price, nor may any Option be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price without the approval of the Company’s shareholders, except under Section 4.2 of the Plan.

6.4

Duration of Options. Each Option shall expire at such time as the Committee shall determine in the Award Agreement; provided, however, that no ISO shall be exercisable later than ten years after the date of its grant, and no NQSO shall be exercisable later than ten years and one month after the date of its grant.

6.5

Exercise of Options. Options shall vest and be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants; provided, however, that no Option shall vest in whole or in part before one year from the date of grant or later than eight years from the date of grant.

6.6

Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of shares of Stock with respect to which the Option is being exercised, accompanied by full payment of the Option exercise price for such shares. Full payment shall be made:

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(a)

In cash or its equivalent, including, without limitation, delivery of a properly completed exercise notice and any withholding taxes due;

(b)

By delivery (or deemed delivery through attestation if permitted by the Committee) of Previously-Acquired Shares having a Fair Market Value at the time of exercise equal to the total Option exercise price;

(c)

By having the Company withhold from delivery shares of Stock having a Fair Market Value on the date the Option is exercised equal to the total Option exercise price, if permitted by the Committee;

(d)

By such other methods as the Committee deems appropriate; or

(e)

By any combination of (a), (b), (c) or (d).

As soon as practicable after receipt of written notification and payment, the Company shall deliver to the Participant certificates representing the shares of Stock purchased by the Option exercise, issued in the Participant’s name.

6.7

Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal or state securities laws or such restrictions as are referred to in Section 13.7.

6.8

Special Provisions Applicable to ISOs. To the extent provided or required under Section 422 of the Code or regulations thereunder (or any successor section or regulations), an Award of Incentive Stock Options shall be subject to the following:

(a)

If the total Fair Market Value of the shares of Stock (determined at the time the Options are granted) subject to ISOs held by a Participant that first become exercisable during any calendar year exceeds $100,000 (or such other amount as shall then be the maximum allowable under the Code for ISO treatment of such Options), then the portion of such ISOs equal to such excess shall be NQSOs.

(b)

An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an exercise price which is at least 110% of Fair Market Value.

(c)

No ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be exercisable later than five years after the date of its grant.

6.9

Termination of Employment or Service. The disposition of Options held by a Participant at the time of termination of employment or termination of service as a Director shall be determined in accordance with Article 11.

6.10

Non-Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All Options granted to a Participant shall be exercisable during the Participant’s lifetime only by the Participant.

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ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights to such Employees and/or Directors in such amounts and on such terms and conditions as it shall determine. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to SARs granted to any Participant.

7.2

Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, which may include, but are not limited to, a corresponding proportional reduction in Options or other Awards granted in tandem with such SARs.

7.3

Payment of SAR Amount. Upon exercise of a SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a)

The difference between the Fair Market Value of a share of Stock on the date of exercise and the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant); by

(b)

The number of shares of Stock with respect to which the SAR is exercised.

7.4

Form of Payment. Payment to a Participant of the amount due upon exercise of a SAR will be made in shares of Stock having a Fair Market Value as of the date of exercise equal to the amount determined under Section 7.3, unless the Committee otherwise provides for payment in cash in the applicable Award Agreement or any amendment or modification of the Award Agreement.

7.5

Duration of SAR. Each SAR shall expire at such time as the Committee shall determine in the Award Agreement; provided, however, that no SAR shall be exercisable later than ten years after the date of its grant.

7.6

Termination of Employment or Service. The disposition of SARs held by a Participant at the time of termination of employment or service as a Director shall be determined in accordance with Article 11.

7.7

Non-Transferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1

Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units to such Employees and/or Directors in such amounts and on such terms and conditions as it shall determine.

8.2

Restrictions on Transfer. Shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restricted Period or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions (which may include the attainment of Performance Goals) as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to Restricted Stock or Restricted Stock Units granted to a Participant shall be exercisable during the Participant’s lifetime only by the Participant.

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8.3

Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock or Restricted Stock Units as it may deem advisable. The Committee may place restrictive legends on certificates representing shares of Restricted Stock and/or record stop transfer orders with respect to such shares to give appropriate notice of such restrictions.

8.4

Custody. Any stock certificates evidencing such shares of Restricted Stock shall be held in custody by the Company until the restrictions thereon shall have lapsed, and, as a condition of any grant of Restricted Stock, the Participant shall deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.5

End of Restricted Period. Except as otherwise provided in this Article 8, after the last day of a Restricted Period, shares of Restricted Stock covered by such Restricted Period shall become freely transferable by the Participant, and the Participant shall be entitled to receive one share of Stock with respect to each Restricted Stock Unit covered by such Restricted Period, unless the Committee otherwise provides for payment in cash in the applicable Award Agreement or any amendment or modification of the Award Agreement. Once the shares are released from the restrictions, the Participant shall be entitled to have any restrictive legend removed from the certificates and any stop transfer order regarding such shares cancelled. If delivery of the shares is to be made on a deferred basis pursuant to Section 13.6, the Committee shall provide for the crediting or payment of Dividend Equivalents during the deferral period.

8.6

Voting Rights. During the Restricted Period, Participants holding shares of Restricted Stock may exercise full voting rights with respect to those shares, unless otherwise specified in the applicable Award Agreement.

8.7

Dividends and Other Distributions. During the Restricted Period, Participants holding shares of Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held in accordance with Section 10(a), unless otherwise specified by the Committee in the applicable Award Agreement. If any such dividends or distributions are paid in shares of Stock, the shares or, if applicable, Restricted Stock Units equal to the number of such shares, shall be subject to the same restrictions on transfer as the shares of Restricted Stock or Restricted Stock Units with respect to which they were paid.

8.8

Termination of Employment or Service. The disposition of shares of Restricted Stock and/or Restricted Stock Units held by a Participant at the time of termination of employment or termination of service as a Director shall be determined in accordance with Article 11.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1

Grant of Performance Units or Performance Shares. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Units or Performance Shares to such Employees and/or Directors in such amounts and on such terms and conditions as it shall determine. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant and the terms and conditions of such Awards, except that the maximum dollar amount of Performance Units that may be granted to any single Participant shall be $100,000 during any one calendar year.

9.2

Value of Performance Units and Performance Shares. The Committee shall set Performance Goals over Performance Periods, with the Performance Goals to be established by the Committee not later than 90 days after the Performance Period applicable to the Award has commenced (or, if such Performance Period is less than one year, not later than the date on which 25% of such period has elapsed). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of shares of Stock for each Performance Share granted to each

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Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the Performance Goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of shares of Stock for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company and/or Bank, of one or more certain performance criteria and objectives described in Section 9.8. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance, which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

9.3

Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive its value as determined by the Committee. The Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made except upon written certification by the Committee that the applicable Performance Goal or Goals have been satisfied to a particular extent.

9.4

Committee Discretion to Adjust Awards. Subject to limitations applicable to payments to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Award of Performance Units or Performance Shares, at any time or from time to time, including, without limitation, the Performance Goals.

9.5

Form and Timing of Payment. The payment described in Section 9.3 shall be made in cash, Stock, or a combination of cash and Stock as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis pursuant to Section 13.6, the Committee shall provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

9.6

Termination of Employment or Service. The disposition of Performance Shares and Performance Units held by a Participant at the time of termination of such Participant’s employment or termination of service as a Director shall be determined in accordance with Article 11.

9.7

Non-Transferability. Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution until termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

9.8

Performance Goals.

(a)

For purposes of the Plan, including, without limitation, Awards of Performance Shares and Performance Units and other performance-based Awards, “Performance Goals” means the criteria and objectives, determined by the Committee, which shall be satisfied or met during the applicable Restricted Period or Performance Period, as the case may be, as a condition to the Participant’s receipt of shares of Stock, Restricted Stock Units, or cash with respect to such Award.

(b)

The criteria or objectives for an Award shall be determined by the Committee in writing; shall be measured for achievement or satisfaction during the Restricted Period or Performance Period which the Committee established for such Participant to satisfy or achieve such criteria and objectives; may be

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absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure; and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee; provided, however, that such criteria and objectives relate to one or more of the following:

•   total shareholder return;

•   earnings per share;

•   net income;

•   expenses;

•   market share;

•   customer satisfaction measures;

•   customer profitability measures;

•   charge-offs;

•   loan loss reserves;

•   non-performing assets;

•   return on assets;

•   return on equity;

•   return on tangible equity;

•   one or more operating ratios;

•   assets;

•   deposits;

•   loans;

•   asset quality levels;

•   interest-sensitivity gap levels;

•   Fair Market Value of the Stock;

•   value of assets;

•   investment return;

•   regulatory compliance;

•   satisfactory internal or external audits;

•   achievement of balance sheet objectives;

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•   achievement of income statement objectives; or

•   achievement of mergers, acquisitions or similar business transactions.

(c)

Performance criteria and objectives may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. Such performance criteria and objectives may be particular to a business or operating segment, line of business, other unit or the Company or Bank generally, and may, but need not be, based upon a change or an increase or positive result.

(d)

In interpreting Plan provisions applicable to performance criteria and objectives and to performance-based Awards to Participants who are Covered Employees, it is the intent of the Plan to conform to the standards and provisions of Section 162(m) of the Code and the regulations thereunder. The Committee, in establishing performance criteria and objectives applicable to such performance-based Awards, and in interpreting the Plan, shall be guided by such standards and provisions, including, without limitation, providing that the performancebased Award shall be paid, vested or otherwise delivered solely as a function of attainment of objective performance criteria and objectives based on one or more of the specific criteria and objectives set forth in this Section 9.8 established by the Committee not later than 90 days after the Performance Period or Restricted Period applicable to the Award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed). For purposes of this Section 9.8, performance criteria and objectives will be deemed to be objective if, and only if, an independent third party having knowledge of the relevant facts would be able to determine whether the goal has been met. Prior to the payment of any compensation based on achievement of performance criteria and objectives to any such Covered Employee, the Committee must certify in writing the extent to which the applicable performance criteria and objectives were, in fact, achieved and the amounts to be paid, vested or delivered as a result of such achievement, provided the Committee may reduce, but not increase, such amount.

ARTICLE 10. OTHER INCENTIVE AWARDS

10.1

Grant of Other Incentive Awards. Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, grant Other Incentive Awards to such Employees and/or Directors in such amounts and on such terms and conditions as it shall determine. Other Incentive Awards include, without limitation:

(a)

Dividend or Dividend Equivalent Right. A right to receive dividends or their equivalent in value in shares of Stock, cash or in a combination of both, with respect to any new or previously existing Award, provided that no Dividend Equivalent Rights shall be granted with respect to Options or SARs. The Committee may provide that Dividend Equivalents (i) be paid or distributed when accrued, (ii) be paid when the respective shares of Stock underlying the Award are deemed vested or earned, or (ii) be deemed to have been reinvested in additional Shares, or otherwise reinvested.   Unless otherwise provided in the applicable Award Agreement, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

(b)

Stock Award. An unrestricted transfer of ownership of shares of Stock.

(c)

Cash Award. An award denominated in cash, subject to the achievement of Performance Goals during a Performance Period, or that may be earned under a bonus or incentive plan or program.

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(d)

Other Incentive Awards. Other Incentive Awards that are related to or serve a similar function to those Awards set forth in this Section 10.1.

10.2

Terms of Other Incentive Awards. Other Incentive Awards may be made in tandem with, in replacement of, or as alternatives to, Awards under Articles 6, 7, 8 or 9 of the Plan or of any other incentive or employee benefit plan of the Company or Bank. An Other Incentive Award may provide for payment in cash or in shares of Stock or a combination thereof.

10.3

Limitations. The number of shares of Stock covered by any Other Incentive Awards granted to a Participant during a calendar year shall be taken into account for purposes of the annual limitation set forth in Section 4.1(c)(iii). The dollar amount covered by any Cash Award or Other Incentive Award granted to a Participant during a calendar year shall be taken into account for purposes of the annual limitation set forth in Section 9.1.

10.4

Termination of Employment or Service. The disposition of Other Incentive Awards held by a Participant at the time of termination of employment or termination of service as a Director shall be determined in accordance with Article 11.

ARTICLE 11. TERMINATION OF EMPLOYMENT OR SERVICES

11.1

Voluntary Termination, Involuntary Termination or Other Termination Not Due to Death, Disability or Retirement. Subject to Section 11.3, if a Participant voluntarily terminates employment not qualifying as Retirement, or if the Company or Bank terminates a Participant’s employment or service as a Director with or without Cause, or if a Participant’s employment or service as a Director terminates for any reason other than death, Disability or Retirement, then:

(a)

Each vested SAR and each vested Option may be exercised on or before the earlier of the expiration date of the SAR or Option or three months following the date of termination, except that any SAR and/or Option held by a Participant who is terminated for Cause shall immediately lapse and be cancelled;

(b)

Any shares of Restricted Stock or Restricted Stock Unit, still subject to restrictions as of the date of such termination, shall automatically be forfeited and returned to the Company or cancelled, as applicable;

(c)

All Performance Units and Performance Shares shall be forfeited and no payment shall be made with respect thereto; and

(d)

No amounts shall be earned or payable under any Other Incentive Award, except as may be otherwise determined by the Committee.

11.2

Termination Due to Death, Disability or Retirement. Subject to Section 11.3, if a Participant’s employment or a Participant’s service as a Director terminates due to death, Disability or Retirement, then:

(a)

Each SAR and Option held by the Participant (whether or not exercisable prior to the date of termination) may be exercised on or before the earlier of the expiration date of the SAR or Option or three years following the date of termination;

(b)

Any unvested shares of Restricted Stock or unvested Restricted Stock Units under Section 8.2 shall be deemed fully vested and earned, and the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable and distribution of shares with respect to Restricted Stock Units shall occur pursuant to Section 8.5, in each case unless otherwise specified by the Committee in the applicable Award Agreement;

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(c)

Each Performance Unit or Performance Share held by the Participant shall be deemed earned on a pro-rated basis and a pro-rated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the Performance Goals during the entire Performance Period, as computed by the Committee, shall be made at the time the payment would have been made if the Participant did not terminate service during the Performance Period; and

(d)

No amounts shall be earned or payable under any Other Incentive Award except as may be otherwise determined by the Committee.

11.3

Effect of Termination of Employment or Service.

(a)

Subject to the provisions of subparagraphs (b) and (c), the disposition of each Award held by a Participant if there is a termination of the Participant’s employment or a termination of the Participant’s service as a Director shall be as determined by the Committee and set forth in the applicable Award Agreement or in any amendment or modification of an Award Agreement, which disposition may differ from the provisions of Sections 11.1 and 11.2. To the extent the applicable Award Agreement or an amendment or modification of an Award Agreement does not expressly provide for such disposition, the disposition of the Award shall be determined in accordance with Sections 11.1 and 11.2.

(b)

Notwithstanding anything to the contrary contained herein:

(1) no SAR or Option shall become exercisable prior to the date set forth in the original Award Agreement relating to such SAR or Option as a result of the Participant’s termination of employment or service as a Director if such termination of employment or service is for a reason other than death or Disability and occurs at a time when the Company is prohibited, pursuant to 12 C.F.R. Part 359, from making or agreeing to make a “golden parachute payment” as defined in 12 C.F.R. §359.1(f) without prior regulatory approval (the period of such prohibition being a “period when the Company is subject to Part 359”), and any such unexercisable SARs and Options shall be forfeited upon such termination of employment or service;

(2) no shares of Restricted Stock or Restricted Stock Units shall be deemed to be earned on a pro rata basis or otherwise prior to the date set forth in the original Award Agreement relating to such Restricted Stock or Restricted Stock Unit as a result of the Participant’s termination of employment or service as a Director if such termination of employment or service is for a reason other than death or Disability and occurs at a time when the Company is subject to Part 359, and such unearned shares of Restricted Stock or Restricted Stock Units shall be forfeited upon such termination of employment or service; and

(3) no Performance Share or Performance Unit shall be deemed to be earned on a pro rata basis or otherwise prior to the expiration of the Performance Period relating to such Performance Share or Performance Unit as a result of the Participant’s termination of employment or service as a Director if such termination of employment or service is for a reason other than death or Disability and occurs at a time when the Company is subject to Part 359, and any unearned portion of the Performance Share or Performance Unit shall be forfeited upon such termination of employment or service.

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ARTICLE 12. BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of the Participant’s death before receipt of any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13. RIGHTS OF PARTICIPANTS

13.1

Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or Bank to terminate any Participant’s employment or service as a Director at any time, nor confer upon any Participant any right to continue in the employ or to so serve as a Director of the Company or Bank.

13.2

Participation. No Employee or Director shall have a right to be selected as a Participant, or, having been so selected one or more times, to be selected again as a Participant.

13.3

No Implied Rights. Neither the establishment of the Plan nor any amendment to the Plan shall be construed as giving any Participant, beneficiary or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and conditions of the Plan. Except as expressly provided in the Plan, the Bank shall not be required or be liable to make any payment under the Plan.

13.4

No Right to Company or Bank Assets. No Participant or any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or Bank whatsoever including, without limitation, any specific funds, assets, or other property which the Company or Bank, in its sole discretion, may set aside in anticipation of a liability under any Award. Any benefits which become payable under any Award shall be paid from the general assets of the Bank. The Participant shall have only a contractual right to the amounts, if any, payable to the Participant, unsecured by any asset of the Bank. Nothing contained in the Plan constitutes a guarantee by the Bank that the assets of the Bank shall be sufficient to pay any benefit to any person.

13.5

Rights as Shareholder; Fractional Shares. Except as otherwise provided under the Plan, a Participant or Beneficiary shall have no rights as a holder of shares of Stock with respect to any Award unless and until shares are issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. Fractional shares shall not be issued or transferred under an Award, but the Committee may authorize payment of cash in lieu of a fraction, or round the fraction down. To the extent the shares of Stock are uncertificated, references in the Plan to certificates shall be deemed to include references to any book-entry evidencing such shares.

13.6

Election to Defer. The receipt of payment of cash or delivery of shares of Stock that would otherwise be due to a Participant pursuant to an Award (other than Options, SARs and Restricted Stock) may be deferred at the election of the Participant pursuant to any applicable deferral plan that may be established by the Company and which meets the requirements of Code Section 409A. Such deferrals shall be made in accordance with such rules and procedures as the Committee may establish under the Plan or under the applicable deferral plan (taking into account potential tax treatment under the provisions of Code Section 409A).

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13.7

Other Restrictions and Limitations. The Committee may impose such restrictions and limitations on any Awards as it may deem advisable, including, without limitation, restrictions under applicable federal or state securities laws, Stock ownership or holding period requirements, or requirements to enter into or to comply with confidentiality, non-competition and/or other restrictive or similar covenants, and may place restrictive legends on certificates representing shares of Stock issued in connection with an Award and/or issue stop transfer orders with respect to such shares to give appropriate notice of any such restrictions.

ARTICLE 14. CHANGE IN CONTROL

14.1

Stock-Based Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Stock-based Awards shall immediately vest 100% in each Participant, including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, provided, however, that, no Stock-based Awards, whenever granted or made, shall vest pursuant to this section if the Change in Control occurs during a period when the Company is subject to Part 359. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options. Notwithstanding any provision to the contrary herein, the term of any Option or SAR granted hereunder and the property which the holder thereof shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options or SARs set forth in the definitive agreement entered into by the Company with respect to a Change in Control to the extent such Options or SARs remain outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

14.2

Performance-Based Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in an Award Agreement, if there is a Change in Control, all Awards granted under the Plan which are subject to Performance Goals shall be immediately paid out, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of (i) the extent, as determined by the Committee, to which Performance Goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control; or (ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares, provided, however, that, no Awards subject to Performance Goals, whenever granted or made, shall be immediately paid out pursuant to this section if the Change in Control occurs during a period when the Company is subject to Part 359.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

15.1

Amendment, Modification and Termination of Plan. The Board may terminate the Plan in whole or in part at any time. The Board may amend or modify the Plan from time to time in such respects as the Board may deem advisable in order that any Awards shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment or modification shall, without shareholder approval:

(i)

Except as provided in Section 4.2, increase the number of shares of Stock which may be issued under the Plan;

(ii)

Expand the types of Awards available to Participants under the Plan;

(iii)

Materially expand the class of persons eligible to participate in the Plan;

(iv)

Delete or limit the provisions in Section 6.3 prohibiting the repricing of Options or reduce the price at which shares of Stock may be offered under Options; or

(v)

Extend the termination date for making Awards under the Plan.

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In addition, the Plan shall not be amended without approval of such amendment by the Company’s shareholders if such amendment is required under applicable law, rules or regulations.

15.2

Amendment or Modification of Awards. The Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so modified or amended, including, without limitation, to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid.

15.3

Effect on Outstanding Awards. No amendment, modification or termination of the Plan pursuant to Section 15.1, or amendment or modification of an Award pursuant to Section 15.2, shall materially adversely alter or impair any outstanding Award without the consent of the Participant affected thereby. The Board may not unilaterally revoke, cancel or terminate any outstanding Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Incentive Awards granted under this Plan.

ARTICLE 16. WITHHOLDING

16.1

Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or Bank, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.

16.2

Stock Delivery or Withholding. With respect to tax withholdings required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of Awards, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company or Bank withhold from delivery shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction (or such greater amount as the Committee may permit). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17. SUCCESSORS

All obligations of the Company under the Plan and under all Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. GOVERNING LAW

18.1

Requirements of Law. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

18.2

Governing Law. The Plan, and all Award Agreements, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

18.3

Code Section 409A. All Options, SARs and Restricted Stock (as well as other Awards which do not provide the Participant with a deferred election pursuant to Section 13.6 hereof) are intended to be exempt from the definition of “nonqualified deferred compensation” within the meaning of Code Section 409A, and this Plan and such Awards made hereunder shall be interpreted accordingly. To the extent any Award or payment under this Plan or under any Award constitutes “nonqualified deferred compensation,” then this Plan and the Award are intended to comply with Code Section 409A and shall be interpreted accordingly.

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MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80465-Z64543	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Joseph E. Palmer, Jr.
02) Anthony C. Weagley
03) Therese Woodman
04) John B. Yerkes, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.					☐	☐	☐

3.	To approve the 2014 Long-Term Incentive Compensation Plan.					☐	☐	☐

4.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2015.					☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR approval of the 2014 Long-Term Incentive Plan, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, only one holder needs to sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M80466-Z64543

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 10, 2015, 10:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Malvern Bancorp, Inc. or any successors thereto, as proxies, with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. held of record by the undersigned on December 17, 2014 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Tuesday, February 10, 2015, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80467-Z64543	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Joseph E. Palmer, Jr.
02) Anthony C. Weagley
03) Therese Woodman
04) John B. Yerkes, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.					☐	☐	☐

3.	To approve the 2014 Long-Term Incentive Compensation Plan.					☐	☐	☐

4.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2015.					☐	☐	☐

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares allocated to your account will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR approval of the 2014 Long-Term Incentive Plan, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M80468-Z64543

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 10, 2015, 10:00 AM ET

EMPLOYEES’ SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) of Malvern Federal Savings Bank to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my 401(k) Plan account as of December 17, 2014 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Tuesday, February 10, 2015, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80469-Z64543	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Joseph E. Palmer, Jr.
02) Anthony C. Weagley
03) Therese Woodman
04) John B. Yerkes, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.					☐	☐	☐

3.	To approve the 2014 Long-Term Incentive Compensation Plan.					☐	☐	☐

4.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2015.					☐	☐	☐

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares allocated to your account will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR approval of the 2014 Long-Term Incentive Plan, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M80470-Z64543

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 10, 2015, 10:00 AM ET

EMPLOYEES STOCK OWNERSHIP PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employees Stock Ownership Plan (the “ESOP”) of Malvern Bancorp, Inc. to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my ESOP account as of December 17, 2014 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Tuesday, February 10, 2015, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side